                                                                     EXHIBIT 3.1                                                                                                                                7/19/01

                                RESTATED BY-LAWS

                                       OF

                       ST. MARY LAND & EXPLORATION COMPANY

                                ----------------

                                      NAME

          1. The title of this  Corporation  is St. Mary Land &  Exploration
Company.

                                     OFFICE

          2. This  Corporation may establish or discontinue,  from time to time, such  offices and places of business  within or without the State of Delaware as the Board of  Directors  may deem  proper for the  conduct of the  Corporation's business.

                                      SEAL

          3. The corporate seal of this Corporation shall have inscribed thereon the  name of  this  Corporation  and the  year  of its  creation  and the  words
"Corporate Seal, Delaware."

                             STOCKHOLDERS' MEETINGS

          4. (a) The  annual  meeting of the  Stockholders  shall be held on the third  Thursday  in May of each year,  or at such other time,  at the  principal office of the Corporation,  or such other place,  within or without the State of
Colorado,  as the Board of Directors may determine,  when the Stockholders shall elect a Board of Directors for the ensuing year and transact such other business as may come before it.

             (b) Special meetings of the Stockholders shall be held at the place prescribed for the annual  meetings,  unless  otherwise  ordered by the Board of
Directors,  and may be called by the Chairman of the Board and the  President or on the written  request of any four  Directors  who may include the  Chairman of
Board or the President.

             (c)  Except as  otherwise  provided  by law or the  Certificate  of
Incorporation, the holders of one-third (1/3) of the shares of the capital stock entitled to vote at the meeting present in person or by proxy shall constitute a quorum at all  meetings of the  Stockholders.  In the  absence of a quorum,  the holders of a majority of such shares of stock  present in person or by proxy may adjourn any meeting from time to time,  until a quorum shall be present.  At any such  adjourned  meeting at which a quorum may be present,  any  business may be transacted which might have been transacted at the meeting as originally called.
No notice of any adjourned  meeting need be given other than by  announcement at the meeting that is being  adjourned,  provided that if the  adjournment  is for more than thirty  (30) days,  or if after the  adjournment  a new record date is fixed for the adjourned meeting, then a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting.

             (d) Each Stockholder of record,  as determined  pursuant to Article
16 of these By-Laws,  shall be entitled to one vote either in person or by proxy for each  share of  capital  stock  registered  in his name on the  books of the
Corporation,  provided,  that, each  stockholder of record of a fractional share shall be entitled to a vote equal to such fractional share.  Except as otherwise provided by law, by the  Certificate of  Incorporation  or by Article 5 of these
By-Laws,  all  elections  of  directors  and all  other  actions  to be taken by
Stockholders  shall be decided by the vote of the  holders of a majority  of the shares  of  capital  stock  present  in person  or by proxy at the  meeting  and entitled to vote in the election or on the action.

             (e) Notice of the  meetings and the conduct of the same shall be as prescribed  by the  Board  of  Directors,  subject  to  applicable  law  and the provisions of these By-Laws.

             (f) Any action  required to be taken, or which may be taken, at any meeting of Stockholders may be taken without a meeting, without prior notice and without a vote,  if a consent  in  writing,  setting  forth the action so taken, shall be signed by the holders of shares of outstanding capital stock having not less than the minimum  number of votes that would be  necessary  to authorize or take such  action at a meeting  at which all  shares of stock  entitled  to vote thereon were present and voted;  provided,  that prompt  notice of the taking of corporate action without a meeting by less than unanimous  written consent shall be given to those Stockholders who have not consented in writing.

             (g) At an annual  meeting of the  Stockholders,  only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any  supplement  thereto)  given by or at the direction of the  Board  of  Directors  (or any  duly  authorized  committee  thereof),  (ii)
otherwise  properly  brought before the annual meeting by or at the direction of the Board of Directors  (or any duly  authorized  committee  thereof),  or (iii)
otherwise  properly  brought before the annual meeting by any Stockholder of the
Corporation  (A) who is a  Stockholder  of record  on the date of the  giving of notice  provided  for in this  subsection  (g) and on the  record  date  for the determination  of  Stockholders  entitled to vote at such annual meeting and (B)
who complies with the notice procedures set forth in this subsection (g).

             In addition to any other applicable  requirements,  for business to be properly brought before an annual meeting by a Stockholder,  such Stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

             To be  timely,  a  Stockholder's  notice to the  Secretary  must be delivered to, or mailed and received at, the principal  executive offices of the
Corporation not less than  seventy-five (75) days nor more than one hundred five
(105)  days prior to the first  anniversary  date of the  immediately  preceding annual meeting of the Stockholders,  provided,  however, that if the date of the annual  meeting is called for a date that is not within  twenty (20) days before or after such anniversary  date, in order to be timely notice by the Stockholder must be so  delivered  or  received  not later than the close of business on the tenth (10th) day following the day on which public disclosure of the date of the annual meeting is first made.

             To be in  proper  written  form,  a  Stockholder's  notice  to  the
Secretary  must set forth as to each  matter the  Stockholder  proposes to bring before the annual meeting (i) a brief  description of the proposal desired to be brought before the annual  meeting and the reasons for conducting  such business at the  annual  meeting,  (ii) the  name  and  address,  as they  appear  on the
Corporation's  books, of the  Stockholder  proposing such business and any other
Stockholders known by such Stockholder to be supporting such proposal, (iii) the class and number of shares of the  Corporation's  capital  stock which are owned beneficially  and of record by the  Stockholder on the date of such  Stockholder notice and by any other  Stockholders known by such Stockholder to be supporting such proposal on the date of such Stockholder  notice, (iv) a description of all arrangements or understandings  between such Stockholder and any other person or persons (including their names) in connection with the proposal of such business by such  Stockholder  and any  material  interest  of such  Stockholder  in such proposal and (v) a  representation  that such  Stockholder  intends to appear in person or by proxy at the  annual  meeting  to bring  such  business  before the meeting.

             No  business  shall  be  conducted  at an  annual  meeting  of  the
Stockholders  except  business  brought  before the annual meeting in accordance with the procedures set forth in this subsection (g),  provided,  however,  that once business has been properly  brought before the annual meeting in accordance with such procedures, nothing in this subsection (g) shall be deemed to preclude discussion by any Stockholder of any such business. If the Chairman of an annual meeting  determines  that  business was not properly  brought  before the annual meeting in accordance with the foregoing procedures,  the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

             (h) Only persons who are nominated in accordance with the following procedures  shall be eligible for the election as Directors of the  Corporation.
Nominations of persons for election to the Board of Directors may be made at any
annual  meeting  of  the  Stockholders,   or  at  any  special  meeting  of  the
Stockholders  called for the  purpose  of  electing  Directors  (i) by or at the direction of the Board of Directors (or any duly authorized  committee thereof), or (ii) by any Stockholder of the Corporation (A) who is a Stockholder of record on the date of the giving of the notice  provided for in this subsection (h) and on the record date for the  determination  of Stockholders  entitled to vote for the election of  Directors at such meeting and (B) who complies  with the notice procedures set forth in this subsection (h).

             In addition to any other applicable requirements,  for a nomination to be made by a  Stockholder  such  Stockholder  must have given  timely  notice thereof in proper written form to the Secretary of the Corporation.

             To be  timely,  a  Stockholder's  notice to the  Secretary  must be delivered to, or mailed and received at, the principal  executive offices of the
Corporation (i) in the case of an annual meeting of the  Stockholders,  not less than  seventy-five  (75) days nor more than one hundred five (105) days prior to the first  anniversary  date of the immediately  preceding annual meeting of the
Stockholders,  provided,  however,  that if the date of the  annual  meeting  is called  for a date that is not  within  twenty  (20) days  before or after  such anniversary  date,  in order to be timely notice by the  Stockholder  must be so delivered  or received  not later than the close of business on the tenth (10th)
day  following  the day on which  public  disclosure  of the date of the  annual meeting  is  first  made,  and  (ii) in the  case of a  special  meeting  of the
Stockholders  called for the purpose of electing  Directors,  not later than the close of  business on the tenth  (10th) day  following  the day on which  public disclosure of the date of such meeting is first made.

             To be in  proper  written  form,  a  Stockholder's  notice  to  the
Secretary must set forth (i) as to each person whom the Stockholder  proposes to nominate for election as a Director,  (A) the name,  age,  business  address and residence address of the person,  (B) the principal  occupation or employment of the  person,  (C) the  class  and  number  of  shares  of  capital  stock of the
Corporation that are owned beneficially and of record by the person, and (D) any other information  relating to the person that would be required to be disclosed in a proxy  statement or other filings  required to be made in  connection  with solicitations of proxies for election of directors pursuant to Section 14 of the
Securities  Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations  promulgated  thereunder,  and (ii) as to the Stockholder giving the notice, (A) the name and address, as they appear on the Corporation's books, of such  Stockholder,  (B) the class and  number of shares of the  Corporation's capital stock which are owned  beneficially and of record by such Stockholder on the date of such  Stockholder  notice,  (C) a description of all arrangements or understandings  between such Stockholder and each proposed nominee and any other person or persons  (including  their names) pursuant to which the  nomination(s)
are to be made by such Stockholder,  (D) a representation  that such Stockholder intends to appear in person or by proxy at the meeting to  nominate  the persons named in the notice and (E) any other  information  relating to such Stockholder that would be required to be  disclosed in a proxy  statement  or other  filings required to be made in connection with  solicitations of proxies for election of directors  pursuant  to  Section  14 of the  Exchange  Act  and  the  rules  and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each  proposed  nominee to being named as a nominee and to serve as a
Director if elected.

             No person  shall be  eligible  for  election  as a Director  of the
Corporation unless nominated in accordance with the procedures set forth in this subsection  (h). If the Chairman of the meeting of the  Stockholders  determines that a nomination was not made in accordance with the foregoing procedures,  the
Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

                                    DIRECTORS

          5. (a) The property and business of this Corporation  shall be managed by a Board of at least three Directors.

             (b) The  number  of  Directors  may be fixed  from  time to time by resolution by the Board of Directors but shall not be less than three; the Board of  Directors  may at any  regular or  special  meeting  increase  its number by electing  additional members to hold office until the next annual meeting of the
Stockholders,  or until their successors shall be elected and qualified or until their earlier resignation or removal.

             (c)  Regular  meetings of the Board of  Directors  shall be held at such times as may be  determined  by resolution of the Board of Directors and no notice shall be required for any regular meeting.  Except as otherwise  provided by law, any business may be  transacted  at any regular  meeting of the Board of
Directors.

             (d) Special  meetings of the Board of Directors  shall be called by the Secretary on the request of the  President,  or on the request in writing of any two other Directors stating the purpose or purposes of such meeting.  Notice of any special  meeting shall be in form approved by the  President.  Notices of special  meetings  shall be mailed  to each  Director,  addressed  to him at his residence or usual place of  business,  not later than three (3) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph,  cable  or  other  form of  recorded  communication  or be  delivered personally or by  telephone,  not later than the day before such day of meeting.
Notice  of any  meeting  of the  Board  of  Directors  need  not be given to any
Director if he shall sign a written  waiver  thereof  either before or after the time stated  therein,  or if he shall  attend a meeting,  except when he attends such  meeting for the express  purpose of  objecting,  at the  beginning  of the meeting,  to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be  transacted  at, nor the purpose of, any  special  meeting of the Board of  Directors  need be  specified  in any notice or written waiver of notice. Unless limited by law, by the Certificate of
Incorporation or by these By-Laws, any and all business may be transacted at any special meeting.

             (e) A majority of the whole Board of Directors  (the whole Board of
Directors  being the number of  Directors  fixed by  resolution  of the Board of
Directors  from time to time) shall  constitute a quorum for the  transaction of business at any meeting of the Board of  Directors.  The act of the  majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless  otherwise  provided by law, the Certificate of
Incorporation  or these  By-Laws.  A majority  of the  Directors  present at any meeting may adjourn the meeting from time to time without  further  notice other than announcement at the meeting.  If at any meeting a quorum is not present,  a majority of the  Directors  present  may  adjourn the meeting  from time to time without notice other than announcement at the meeting until a quorum is present.

             (f) Any action  required or permitted to be taken at any meeting of the Board of  Directors,  or of any  committee  thereof,  may be taken without a meeting if all members of the Board of Directors,  or of such committee,  as the case may be, consent thereto in writing,  and such written consent is filed with the minutes of the  proceedings of the Board of Directors or of such  committee.
Furthermore,  members of the Board of Directors,  or any committee thereof,  may participate  in a meeting of the Board of Directors,  or of such  committee,  by means of conference telephone or other similar communications equipment by means of which all persons  participating  in the  meeting  can hear each  other,  and participation in a meeting pursuant to this provision shall constitute  presence in person at such meeting.

             (g) In case of any increase in the number of  Directors,  or of any vacancy in the Board of Directors, the additional Director or Directors shall be elected, or, as the case may be, the vacancy or vacancies shall be filled by the
Board of Directors at any meeting by the  affirmative  vote of a majority of the remaining  Directors,  notwithstanding  that the remaining Directors may be less than a quorum, or by the sole remaining Director.  The Directors so chosen shall hold  office  until the next  annual  meeting of  Stockholders  and until  their successors  are  elected  and  qualify or until  their  earlier  resignation  or removal.

             (h) By resolution  of the Board of  Directors,  any Director may be paid any one or more of the  following:  his expenses,  if any, of attendance at meetings;  a fixed  sum for  attendance  at  meetings;  or a  stated  salary  as
Director.  Nothing herein  contained shall be construed to preclude any Director from serving the Corporation in any capacity as an officer,  employee,  agent or otherwise, and receiving compensation therefor.

             (i) The Board of Directors shall have power to elect or appoint all necessary  officers  and  committees,  to employ  agents,  factors,  clerks  and workmen,  to require any of them to give such bond for the faithful discharge of their  duties as may be deemed  wise,  to fix their  compensation,  to prescribe their  duties,  to dismiss any appointed  officer or employee,  and generally to control all the officers of the Corporation.

             (j) The Board of Directors may, by resolution  passed by a majority
of  the  whole  Board  of  Directors  as   specified  in  the   Certificate   of
Incorporation,  designate one or more committees, each to consist of one or more of the  Directors  of the  Corporation,  and may  appoint  chairmen  of any such committees. To the extent provided in the resolution designating such committee, and to the  extent  permitted  by law,  each such  committee  shall have and may exercise the powers of the Board of Directors in the  management of the business and affairs of the Corporation, and may authorize the seal of the corporation to be affixed to all  papers  which may  require  it.  The Board of  Directors  may designate one or more Directors as alternate  members of any committee,  who may replace any absent or disqualified member at any meeting of the committee.

             (k) The Board of Directors, in addition to the powers and authority expressly conferred upon them by these By-Laws, may exercise all such powers and do all such things as may be exercised or done by the Corporation,  but subject, nevertheless, to the provisions of the law, of the Certificate of Incorporation, and of these By-Laws.

             (l) A  Director  of the  Company  may be  removed  by a vote of the
Stockholders  for cause,  as  determined by the written  opinion of  independent counsel of the Company.

                                    OFFICERS

          6. The officers of the  corporation  shall be a Chairman of the Board,
President,  one or more Vice Presidents,  a Secretary, a Treasurer,  one or more
Assistant Secretaries,  one or more Assistant Treasurers,  a Controller and such other  officers as may from time to time be elected or appointed by the Board of
Directors.  The  determination of whether or not to fill such positions shall be within the discretion of the Board of Directors, except as otherwise provided by law. Any offices  except those of President and Vice  President or President and
Secretary  may be held by the  same  person.  All  officers  shall  serve at the pleasure of the Board of  Directors.  Any officer may be removed by the Board of
Directors  at anytime  with or without  cause.  A vacancy in any office shall be filled by the Board of Directors.

                              CHAIRMAN OF THE BOARD

          7. The  Chairman  of the Board  shall  preside at all  meetings of the
Stockholders  and at all  meetings  of the  Board of  Directors.  He shall  have general  powers and duties of management and such other powers and duties as may be prescribed by the Board of Directors or the By-Laws.

                                    PRESIDENT

          8. The President  shall be a member of the Board of Directors,  and he shall be the chief  executive  officer  of the  Corporation  and shall  exercise general  supervision and administration over all its affairs and shall have such further  duties as are incident to the office of President or  prescribed by law or as shall from time to time be designated by the Board of Directors. He shall, in the  absence of the  Chairman  of the Board,  preside at all  meetings of the
Stockholders and Directors. He shall sign or countersign as may be necessary all such bills, notes, checks, contracts and other instruments as may pertain to the business  and  affairs  of  the  Corporation,  and  he  shall  sign,  when  duly authorized, all contracts,  orders, deeds, liens, licenses and other instruments of a  special  nature.  He  shall,  as far as may  be  possible  and  desirable, familiarize  himself with and exercise  supervision  over the affairs of this or any other corporation in which this Corporation may be interested.

                                 VICE-PRESIDENT

          9. In the absence of the President or in the event of his inability or refusal to act, the  Vice-President,  if any (or, if there be more than one, the
Vice Presidents in the order designated by the President, subject to revision by the Board of Directors,  and, absent such designation or revision,  in the order of their first election to that office),  shall perform the duties and discharge the  responsibilities  of the  President.  They shall have such other duties and powers as shall from time to time be  designated by the Board of Directors or by the President.

                                    SECRETARY

          10. The  Secretary  shall be sworn to the  faithful  discharge  of his duties and shall keep full minutes of all the meetings of the  Stockholders  and of the Board of  Directors,  and shall  perform  the same duty for the  standing committees  when  required.  He  shall  issue  all  calls  for  meetings  of the
Stockholders  and Directors and shall notify all officers and Directors of their election. He shall have charge of the seal of the Corporation and affix the same to any  instrument  requiring it. He shall have charge of the stock  certificate books, stock transfer books, and stock ledgers,  and such other books and papers as the Board of Directors may place in his charge. He shall make such reports to the Board of  Directors  as they may  require,  and he shall also  prepare  such reports and statements as may be required by the provisions of the law.

                               ASSISTANT SECRETARY

          11.  The  Assistant  Secretary  (or if there  be more  than  one,  the
Assistant  Secretaries  in the order  designated  by the  President,  subject to revision by the Board of Directors, and, absent such designation or revision, in the  order of their  first  election  to that  office)  shall,  in the  absence, disability, or refusal to act of the Secretary, be vested with all the powers of the Secretary and shall perform all his duties. He shall assist the Secretary in the performance of his duties, and shall have such powers and perform such other duties as the Board of Directors may from time to time direct.

                                    TREASURER

          12.  The  Treasurer  shall  be the  custodian  of all  the  funds  and securities  of the  Corporation  and shall keep full and  accurate  records  and accounts in books  provided  for that  purpose of all  receipts,  disbursements,
credits,   assets,   liabilities  and  general  financial  transactions  of  the
Corporation.  He shall endorse for  collection or deposit,  to the credit of the
Corporation,  all bills, notes,  checks and other negotiable  instruments of the
Corporation  coming into his hands in such depositories and safe deposits as may be  designated  by the Board of  Directors.  He shall  disburse the funds of the
Corporation  as may be  ordered  by the  specific  instructions  of the Board of
Directors or any committee  established thereby,  taking proper vouchers for all such  disbursements,  and he shall give bond to the  Corporation in such sum and with  such  surety  as shall  be  satisfactory  to the  proper  officers  of the
Corporation.

                               ASSISTANT TREASURER

          13.  The  Assistant  Treasurer  (or,  if there be more than  one,  the
Assistant  Treasurers  in the order  designated  by the  President,  subject  to revision by the Board of Directors, and, absent such designation or revision, in the  order of their  first  election  to that  office)  shall,  in the  absence, disability or refusal to act of the Treasurer,  be vested with all the powers of the Treasurer and shall perform all his duties. He shall assist the Treasurer in the performance of his duties, and shall have such powers and perform such other duties as the Board of Directors may from time to time direct.

                                   CONTROLLER

          14. The  Controller  shall exercise and perform such powers and duties with  respect  to  the  administration  of  the  business  and  affairs  of  the
Corporation  as may  from  time to  time  be  assigned  to him by the  Board  of
Directors.

                                 OFFICER PRO TEM

          15. In the absence of any officer, the Board of Directors may delegate his powers and duties to any other  officers  or to any  Director,  for the time being.

                                      STOCK

          16.(a)  Every Stockholder shall be entitled to have a certificate,  in such form as the Board of Directors  shall from time to time approve,  signed by or in the name of the Corporation by the President or any  Vice-President and by
the Treasurer, an Assistant Treasurer,  the Secretary or an Assistant Secretary,
certifying the number of shares owned by him.

             (b) Any or all the signatures on a certificate  may be a facsimile.
In case  any  officer,  transfer  agent or  registrar  who has  signed  or whose facsimile  signature has been placed upon a certificate  shall have ceased to be such officer,  transfer agent or registrar before such certificate is issued, it may be  issued  by the  Corporation  with the  same  effect  as if he were  such officer, transfer agent or registrar at the date of issue.

             (c) A  record  of the  name  and  address  of the  holder  of  such certificate,  the number of shares  represented  thereby,  and the date of issue thereof,  shall be made on the  Corporation's  books.  The Corporation  shall be entitled  to treat  the  holder of record of any share or shares of stock as the holder in fact  thereof,  and  accordingly,  shall not be bound to recognize any equitable  or other  claim to or  interest in any share on the part of any other person whether or not it shall have express or other notice  thereof,  except as required by the laws of Delaware.

             (d) Any person  claiming a stock  certificate  in lieu of one lost, stolen, mutilated or destroyed shall give the Corporation an affidavit as to his ownership of the certificate and of the facts as to its loss, theft,  mutilation or destruction.  He shall also, if required by the Board of Directors,  give the
Corporation  a bond,  in such form and amount as may be approved by the Board of
Directors, sufficient to indemnify the Corporation against any claim that may be made  against it on account of the alleged loss or theft of the  certificate  or the issuance of a new certificate.

             (e) The  Corporation  may maintain one or more transfer  offices or agencies,  each under the control of a transfer agent designated by the Board of
Directors,  where the shares of stock of the Corporation  shall be transferable.
The Corporation may also maintain one or more registry  offices,  each under the control of a registrar designated by the Board of Directors, wherein such shares of stock shall be registered.

             (f) Transfer of shares shall, except as provided in paragraph 16(d)
of this Article,  be made on the books of the  Corporation  only by direction of the person named in the  certificate  or his attorney,  lawfully  constituted in writing,  and only  upon  the  surrender  for  cancellation  of the  certificate therefor,  duly endorsed or  accompanied  by a written  assignment of the shares evidenced thereby.

             (g) In order that the  Corporation  may determine the  Stockholders entitled  to  notice  of or to  vote  at  any  meeting  of  Stockholders  or any adjournment  thereof,  or entitled to receive  payment of any  dividend or other distribution  or allotment of any rights,  or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action,  the Board of Directors may fix, in advance, a record date, which  shall not be more than  sixty nor less than ten days  before  the date of such meeting, nor more than sixty days prior to any other action.

                        INSPECTION OF BOOKS AND ACCOUNTS

          17.  Except  as  otherwise  provided  by law  and the  Certificate  of
Incorporation,  the Directors shall determine from time to time whether, and, if allowed,  when and under what  conditions and regulations the accounts and books of the  Corporation,  or any of  them,  shall be open to the  inspection  of the
Stockholders,  and the  Stockholders'  rights in this  respect  are and shall be restricted and limited accordingly.

                            ALTERATION AND AMENDMENT

          18. The Board of Directors  may by a majority vote of the whole Board, adopt,  amend or repeal these  By-Laws at any regular  meeting or at any special meeting.

                                DEFERRED MEETINGS

          19. If any meeting  provided for in these  By-Laws  should fall upon a legal holiday,  the same shall be held upon the next succeeding  business day at the same hour and place.

                     INDEMNIFICATION OF OFFICERS, DIRECTORS
                         EMPLOYEES AND AGENTS: INSURANCE

          20.(a)  The  Corporation  shall  indemnify  any person who was or is a party  or is  threatened  to be  made a  party  to any  threatened,  pending  or completed action, suit or proceeding, whether civil, criminal, administrative or investigative  (other than an action by or in the right of the  Corporation)  by reason of the fact that he is or was a Director,  officer,  employee or agent of the  Corporation,  or is or was  serving at the  request of the  Corporation  as
Director, officer, employee or agent of another corporation,  partnership, joint venture,  trust or other  enterprise,  against  expenses  (including  attorneys'
fees),  judgments,  fines and amounts paid in settlement actually and reasonably incurred by him in connection  with such action,  suit or proceeding if he acted in good faith and in a manner he reasonably  believed to be in or not opposed to the best interests of the Corporation,  and, with respect to any criminal action or proceeding,  had no reasonable cause to believe his conduct was unlawful. The termination of any action,  suit or proceeding by judgment,  order,  settlement, conviction,  or upon a plea of nolo contendere or its equivalent,  shall not, of itself,  create a presumption that the person did not act in good faith and in a manner  which  he  reasonably  believed  to be in or not  opposed  to  the  best interests  of the  Corporation,  and,  with  respect to any  criminal  action or proceeding, had reasonable cause to believe that his conduct was unlawful.

             (b) The  Corporation  shall  indemnify  any  person who was or is a party  or is  threatened  to be  made a  party  to any  threatened,  pending  or completed  action or suit by or in the  right of the  Corporation  to  procure a judgment  in its  favor  by  reason  of the fact  that he is or was a  Director, officer,  employee  or agent of the  Corporation,  or is or was  serving  at the request of the Corporation as a Director,  officer, employee or agent of another corporation,  partnership,  joint  venture,  trust or other  enterprise  against expenses (including  attorneys' fees) actually and reasonably incurred by him in connection  with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the  Corporation and except that no  indemnification  shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of  Chancery  or the court in which  such  action or suit was  brought shall determine upon application that, despite the adjudication of liability but in view of all  the  circumstances  of the  case,  such  person  is  fairly  and reasonably  entitled to indemnity for such expenses  which the Court of Chancery or such other court shall deem proper.

             (c) To the extent  that a Director,  officer,  employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b), or in defense of any claim, issue or matter therein,  he shall be indemnified against expenses
(including   attorneys'  fees)  actually  and  reasonably  incurred  by  him  in connection therewith.

             (d) Any  indemnification  under  subsections  (a)  and (b)  (unless ordered by a court) shall be made by the  Corporation  only as authorized in the specific  case  upon a  determination  that  indemnification  of  the  Director, officer, employee or agent is proper in the circumstances because he has met the applicable  standard  of  conduct  set forth in  subsections  (a) and (b).  Such determination  shall be made (1) by the Board of Directors by a majority vote of a quorum  consisting of Directors  who were not parties to such action,  suit or proceeding, or (2) if such a quorum is not obtainable,  or, even if obtainable a quorum of disinterested  directors so directs, by independent legal counsel in a written opinion.

             (e)  Expenses  incurred by an officer or  Director  in  defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an  undertaking  by or on behalf of such  Director  or  officer to repay such amount  if it shall  ultimately  be  determined  that he is not  entitled  to be indemnified  by the  Corporation as authorized in this Article 20. Such expenses incurred  by other  employees  and  agents  may be so paid upon  such  terms and conditions, if any, as the Board of Directors deems appropriate.

             (f) (i) The  indemnification  and advancement of expenses  provided by, or granted  pursuant to, the other  subsections of this Article shall not be deemed exclusive of any other rights to which those seeking  indemnification  or advancement  of expenses may be entitled  under any by-law,  agreement,  vote of
Stockholders or disinterested Directors, or otherwise,  both as to action in his official  capacity  and as to action in  another  capacity  while  holding  such office; and (ii) the indemnification and advancement of expenses provided by, or granted  pursuant  to,  this  Article  shall,  unless  otherwise  provided  when authorized or ratified, continue as to a person who has ceased to be a Director, officer,  employee  or  agent,  and shall  inure to the  benefit  of the  heirs, executors and administrators of such a person.

             (g) The Company may purchase  and  maintain  insurance on behalf of any  person  who  is or  was a  Director,  officer,  employee  or  agent  of the
Corporation,  or is or was  serving  at the  request  of  the  Corporation  as a
Director, officer, employee or agent of another corporation,  partnership, joint venture,  trust or other enterprise  against any liability  asserted against him and incurred by him in any such capacity,  or arising out of his status as such, whether or not the  Corporation  would have the power to  indemnify  him against such liability under the provisions of this section.

             (h) The  provisions  of this Article 20 shall be separable  and the invalidity  of all or any part  thereof  as applied  to any  particular  type of liability  or any  particular  person  shall  not  preclude  application  of any remaining  portion thereof to such situation or such person,  nor application of the provisions of this Article to any other situation or person.

                            COMPENSATION TO DIRECTORS

          21. By resolution of the Board of Directors,  any Director may be paid any one or more of the  following:  his  expenses,  if  any,  of  attendance  at meetings,  a fixed  sum for  attendance  at  meetings;  or a  stated  salary  as
Director.  Nothing herein  contained shall be construed to preclude any Director from serving the Corporation in any capacity as an officer,  employee,  agent or otherwise, and receiving compensation therefor.

                              CONFLICTS OF INTEREST

          22.  No  Director  may  pursue  for  his own  account  a  business  or investment  opportunity if he has obtained knowledge of such opportunity through
his  affiliation  with  the  Corporation,   provided  that  the  Corporation  is
interested in pursuing such  opportunity  and provided that the  Corporation  is financially or otherwise able to pursue such opportunity. No officer or employee of the  Corporation  may pursue for his own  account an oil and gas  opportunity unless (a) with respect to a non-officer  of the  Corporation,  such  employee's pursuit  of such  opportunity  has  been  approved  by a senior  officer  of the
Corporation  with full knowledge of such  opportunity and (b) with respect to an officer of the Corporation,  such officer's pursuit of such opportunity has been approved by the Board of Directors.  The foregoing  restrictions shall not apply to the acquisition of less than one percent of the publicly traded securities of another  company,  provided that the  Corporation is not at such time engaged in any present or pending transaction with such other company.